UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 9, 2005

                             GLOBAL PHARMATECH, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                    005-78248                  33-0976805
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

          89 Ravine Edge Drive, Richmond Hill, Ontario, Canada L4E 4J6
              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (905) 787-8225

                                   Copies to:
                               Marc J. Ross, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

SHARE PURCHASE AGREEMENT

      On January 24, 2005, Autocarbon, Inc., a Delaware corporation (the "Company"), entered into a Share Purchase Agreement with Natural Pharmatech, Inc., a British Virgin Islands corporation ("Natural Pharmatech"), and the shareholders of Natural Pharmatech. Under the terms of the Share Purchase Agreement, the Company agreed to acquire 100% of Natural Pharmatch's shares in exchange for 80% of the Company's common stock, which will be issued to the Natural Pharmatech shareholders. The Company's acquisition of Natural Pharmatech was completed on February 9, 2005.

ABOUT NATURAL PHARMATECH, INC.

      Natural Pharmatech, through its subsidiaries, develops, manufactures and markets proprietary nutritional supplements and drugs that are based on Traditional Chinese Medicine. Natural Pharmatech also offers a full range of "start to finish" biotech services, from R&D and testing, to manufacturing drugs in liquid and solid dose forms, to sales and marketing. Natural Pharmatech utilizes unique extraction methods and innovative techniques that have been developed by its R&D team. Natural Pharmatech's core business to date has been licensing its R&D patents and technologies for botanical/biological drug products. Natural Pharmatech's operations are currently conducted only in the People's Republic of China.

ORGANIZATIONAL HISTORY AND CORPORATE STRUCTURE

      Natural Pharmatech was formed on February 2, 2004 under the laws of the British Virgin Islands. Natural Pharmatech was formed as a holding company to own the five subsidiaries that make up Natural Pharmatech's business operations. Natural Pharmatech (Jilin China) Co., Ltd. ("Natural Pharmetech China") is a wholly owned subsidiary of Natural Pharmatech located in the Changchun in Jilin Province of China. Natural Pharmatech China originated as a research department within the Affiliated Hospital of Changchun Traditional Chinese Medicine College. It was organized as a separate private for-profit entity in February 2001.

      Natural Pharmatech China has four subsidiaries: (1) Jilin Ben Cao Tang Pharmacy Co., Ltd.; (2) Jilin Yi Cao Tang Pharmacy Co., Ltd.; (3) Jilin Tian Yao Drug Safety Evaluation Co., Ltd.; and (4) Jilin Mai Di Xing Medication Development Co., Ltd.

      Natural Pharmatech China owns 75% of the shares of Jilin Ben Cao Tang Pharmacy Co., Ltd. Jilin Ben Cao Tang Pharmacy Co., Ltd. was established in September 2002 as a Sino-foreign joint venture with China Ben Cao Tang, a Hong Kong distributor of natural drugs. Jilin Ben Cao Tang Pharmacy Co., Ltd. is principally engaged in the manufacture and sale of Chinese medicine of the solid dose type.

      Natural Pharmatech China owns 95% of the shares of Jilin Yi Cao Tang Pharmacy Co., Ltd. Jilin Yi Cao Tang Pharmacy Co., Ltd. was established in September 2003. Jilin Yi Cao Tang Pharmacy Co., Ltd. is principally engaged in the manufacture and sale of Chinese medicine of liquid dose type and commissioned processing of health food.

      Natural Pharmatech China owns 99.5% of the shares of Jilin Tian Yao Drug Safety Evaluation Co., Ltd. Jilin Tian Yao Drug Safety Evaluation Co., Ltd. was established in April 2003. Jilin Tian Yao Drug Safety Evaluation Co., Ltd. is principally engaged in performing toxicity research, including acute toxicity testing and long-term toxicity observations for different kinds of new drugs.

      Natural Pharmatech China owns 51% of the shares of Jilin Mai Di Xing Medication Development Co., Ltd. Jilin Mai Di Xing Medication Development Co., Ltd. was established in July 2003. Jilin Mai Di Xing Medication Development Co., Ltd. focuses on research and development.

      The following discussion of the business of Natural Pharmatech includes the business activities of Natural Pharmatech China and the four subsidiaries of Natural Pharmatech China described above.


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

TRADITIONAL CHINESE MEDICINE BASED ORGANIC MEDICINE

      Traditional Chinese Medicine refers to a range of health-related practices and products whose origin can be traced to China thousands of years ago. Traditional Chinese Medicine can be used as a complement to modern techniques of pharmacology. The basic theory of Traditional Chinese Medicine is its understanding of the zang fu (internal) organs, meridians, collateral channels, qi, blood and body fluids, and pathogenesis. Traditional Chinese Medicine is an important part of the public health care system in China. Traditional Chinese Medicines are sold in an over-the-counter form and via prescription and their cost to consumers is covered by China's medical care systems. Natural Pharmatech, through its operating subsidiaries, since 2000 has been identifying the active ingredients used in Traditional Chinese Medicine, isolating those ingredients, testing them, and selling the rights to newly developed drugs to other manufacturers.

NATURAL PHARMATECH'S PRODUCTS

      Natural Pharmatech has developed three drugs that are patent approved and are approved by the Chinese State Food & Drug Administration ("SFDA"). These drugs are: (1) Qingxuan Anti-Hypertension Tablets; (2) Jutai Soft Dietary Supplement Capsule; and (3) Huangzhihua Oral Liquid.

      Qingxuan Anti-Hypertention Tablets are designed to lower blood pressure and cholesterol. The medicine is based on an extract from radish seed. The extract includes methyl mercaptan, erucic acid, octadecatrienoic acid, nC13, Glycerol sinapate, raphanin, cyaniding and coumarin. Natural Pharmatech has obtained SFDA approval to manufacture and sell this product and has been granted seven years of patent protection from the Chinese government.

      The Jutai Soft Dietary Supplement Capsule is a dietary supplement extracted from ginseng and "zi zhui ju." The purpose of zi zhui ju is to boost immunity by increasing the number of white blood cells. Natural Pharmatech has obtained SFDA approval to manufacture and sell this supplement and has been granted seven years of patent protection from the Chinese government.

      The Huangzhihua Oral Liquid is a prescription drug used to treat fever, especially in children. The major ingredients of the Huangzhihua Oral Liquid include gardenia, honeysuckle, rhubarb, honey, sugar and grain alcohol. Natural Pharmatech has obtained SFDA approval to manufacture and sell this drug and has been granted seven years of patent protection from the Chinese government.

      In addition to the above products, Natural Pharmatech manufactures and sells other drug and dietary supplement products used to treat symptoms ranging from headaches, coughing, and dry mouth to infections and numbness of limbs.

RESEARCH AND DEVELOPMENT

      Natural Pharmatech is currently developing three major drugs:

      JSP capsule (Jing-Shu-Ping) has been developed based on long-term clinical experience of traditional Chinese medicine. It is indicated for the treatment of primary dysmenorrhea, which is a common problem in young women. Drug substance of JSP was extracted from two Chinese medical herbal materials. Since experimental results showed that this product is safe and effective, the development of this product is financially supported by research grant of the Chinese government. The IND of this product has been approved by the SFDA. Natural Pharmatech is conducting clinical trials to test this product in patients. Dosing regimen of JSP capsule is one or two capsules over a thre day treatment period. Approval of this product by the Chinese government is expected at the end of 2006.

      XS capsule (Xin-Shu) is indicated for the treatment of angina and coronary heart diseases. It has been developed by using modern biomedical technologies. Drug substances of XS were extracted from six Chinese medical herbal materials. Safety and efficacy of the drug substance and their combination were tested in previous clinical practice of traditional Chinese medicine. In accordance with SFDA regulations, XS capsule can be marketed in China without conducting pharmacology and toxicology and clinical studies. Approval of this product by the Chinese government is expected at the end of 2005.

      HLB tablet (Huo-Li-Bao) is made by drug substances extracted from American ginseng and Echinacea purpurea. This product has been developed as an immune-enhancer, and may be marketed to enhance immunity of cancer patients following radio- or chemo-therapy. Previous clinical experiments showed that HLB tablet improved health condition and increased circulating leukocyte account in cancer patients. Approval of this product by the Chinese government is expected at the end of 2005.

      Natural Pharmatech conducts research and development of products by means of two unique methods. The first is a method of analyzing the components of Traditional Chinese Medicines in a serum to determine the chemical structure and bioactivity of the effective compounds absorbed into blood. The second method is analyzing the chemical structure of polypeptides of Traditional Chinese Medicine in animals and using bioengineering methods to produce polypeptide preparations.

MANUFACTURING

      Natural Pharmatech, through its subsidiaries, owns production facilities that are capable of manufacturing over 1.5 billion pills, tablets and granules, and 60 million vials of liquid dosage form drugs each year. The production facilities are certified as compliant with Current Good Manufacturing Practices in China. Current Good Manufacturing Practices are current, scientifically sound methods, practices and principles that are implemented and documented during product development and production to ensure consistent and uniform manufacture of safe products. Current Good Manufacturing Practices involves the design and implementation of standard operating procedures for each step in the process of manufacturing, beginning with the selection of raw materials suppliers and ending with storage and shipment.

MARKETING STRATEGY

      Natural Pharmatech has historically generated revenue from transferring technology during various stages of development of medicines. Natural Pharmatech plans to continue to do so with certain drugs, primarily in cases where products are requested and selected by pharmaceutical companies that do not have their own research facilities. For example, Natural Pharmatech currently provides services to medium-sized pharmaceutical companies in North China that have mature manufacturing capacities and sales channels, but do not have similar research and development capabilities.

      Increasingly, Natural Pharmatech plans to focus on the manufacture and sale of in-house developed medicines through its production facilities. Natural Pharmatech targets the urban consumer market in China, to which it sells over the counter and prescription drugs. Presently, sales are mainly through distributors, such as wholesale companies and chain store representatives. Natural Pharmatech also targets the sale of its products to medical institutions such as hospitals and clinics.

      Geographically, Natural Pharmatech focuses its sales efforts in Beijing, Anhui, Shandong, Shanxi, Liaoning, Heilongjiang, Jilin and other provinces in China.

COMPETITION

      The Chinese pharmaceuticals market is highly fragmented, highly competitive and has few barriers to entry. Natural Pharmatech anticipates that competition in this market will continue to intensify. Natural Pharmatech's competitors include national and regional pharmaceutical promotion companies, independent pharmaceutical research and development companies and pharmaceutical distributors. Natural Pharmatech anticipates substantial new competition from foreign and domestic competitors entering the Chinese pharmaceutical marketing and distribution market.

      Many of Natural Pharmatech's competitors are more established, and have significantly greater financial, technical, marketing, and other resources than it does. Many of Natural Pharmatech's competitors also have greater name recognition and a larger customer base. These competitors may be able to respond more quickly to new or changing opportunities and customer requirements and may be able to undertake more extensive research and development, manufacturing and distribution activities, offer more attractive terms to customers, and adopt more aggressive pricing policies.

      Natural Pharmatech believes it successfully competes with other pharmaceutical companies in China with its modern facilities and complete research and development and production resources. Natural Pharmatech believes its facilities approach or meet Western standards and have sufficient capacity to meet its research and development and production needs for years to come. In contrast, many Chinese pharmaceutical companies rely on outdated equipment, inadequate facilities and/or less stringent quality control measures.

      In addition, Natural Pharmatech's Traditional Chinese Medicine based products are available in convenient capsule, pill or tablet form. In contrast, many of Natural Pharmatech's competitors only offer raw or plant-based medicines that are less attractive to modern urban consumers. These medicines are often sold in herb form, which requires users to boil them before use. Natural Pharmatech believes its product form gives it a marketing advantage over competitors.

GOVERNMENTAL REGULATION

      The law of China on the Administration of Pharmaceuticals was promulgated on September 20, 1984 by the Executive Committee of the National People's Congress and amended on February 28, 2001. The amendments came into effect on December 1, 2001. This law sets out the basic legal framework for the administration of the production and sale of pharmaceuticals in China and covers areas including the manufacture, distribution, packaging, pricing and advertising of pharmaceutical products in China. The Implementation Rules on the Administration of Pharmaceuticals were promulgated on August 4, 2002, and came into effect subsequently on September 15, 2002 to set out the detailed implementation rules with respect to the administration of pharmaceuticals in China.

      The State Drug Administration ("SDA"), was established in 1998 to assume the supervisory and administrative functions previously carried out by the Ministry of Health, the State Administration Bureau for Pharmaceuticals and the State Administration Bureau for Traditional Chinese Medicine. In March 2003, China's SFDA was established to overtake the functions previously carried out by the SDA. The primary responsibilities of the SFDA include:

      o formulating and supervising the implementation of regulations and policies concerning drug administration;

      o promulgating standards for pharmaceutical products and medical appliances;

      o     categorizing drugs and medical appliances for regulation purposes;

      o registering and approving new drugs, generic drugs, and imported and Chinese medicines;

      o granting approvals for the production of pharmaceutical products and medical appliances; and

      o     approving  the   manufacture   and   distribution  by  companies  of
            pharmaceutical products.

      Before any pharmaceutical distribution enterprise, including any wholesaler or retailer, can distribute pharmaceutical products in China, it must obtain a Pharmaceutical Distribution Permit issued by the relevant provincial or county level SFDA where the pharmaceutical distribution enterprise is located. The granting of a Pharmaceutical Distribution Permit is subject to an inspection of the premises and facilities, warehouse, hygiene environment, quality control systems, personnel and equipment of such enterprise. The Pharmaceutical
Distribution Permit is valid for five years. Pharmaceutical distribution enterprises must apply for renewal of their Pharmaceutical Distribution Permit no later than six months prior to the date of expiration, subject to assessment by the relevant authority. In addition to the Pharmaceutical Distribution Permit, pharmaceutical distribution enterprises also must obtain a business license from the relevant administration bureau for industry and commerce to commence its business.

      Good Supply Practice ("GSP") standards were established to regulate pharmaceutical wholesale and retail enterprises to ensure the quality of distribution of pharmaceutical products in China. The current applicable GSP standards, which were passed by the SDA, came into effect on July 1, 2000. Under these standards, wholesale and retail enterprises in China must implement strict control on the distribution of pharmaceutical products with respect


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

to, among other things, staff qualifications, distribution premises, warehouse, inspection equipment and facilities, management and quality control in order to obtain a GSP certificate to carry out business in China. As indicated in the Notice on the Implementation of the Certification of Good Supply Practice issued on February 19, 2002, the SDA began accepting applications for GSP certification on March 1, 2002 and in accordance with the Notice on the Accelerating of GSP Certification Steps and Advancing the Supervision and Implementation Work of GSP, issued on October 15, 2001, the SDA required all pharmaceutical wholesale and retail enterprises to comply with GSP standards by December 31, 2004 and obtain GSP certification. The pharmaceutical distribution qualifications of pharmaceutical distribution enterprises that fail to obtain GSP certification by December 31, 2004 may be revoked. The GSP certificate is valid for five years, except that the certificate of a newly established pharmaceutical distribution enterprise is only valid for one year. Pharmaceutical distribution enterprises should apply for renewal of their GSP certificates no later than three months prior to the date of expiration of their GSP certificates, subject to reassessment by the relevant authority.

      Pursuant to the Decision of the State Council on the Establishment of the State Basic Medical Insurance System for Urban Employees and the Implementation Measures for the Administration of the Scope of Medical Insurance Coverage for Pharmaceuticals for Urban Employees, the Ministry of Labor and Social Security in China established a catalogue listing medicines covered by social insurance, or the Insurance Catalogue. The Insurance Catalogue is divided into Parts A and
B. The medicines included in Part A are determined by the Chinese governmental authorities for general application. Local governmental authorities may not adjust the content of medicines in Part A. Although the medicines included in Part B are determined by Chinese governmental authorities in the first instance, provincial level authorities may make limited changes to the medicines included in Part B, resulting in some regional variations in the medicines included in Part B from region to region. Patients purchasing medicines included in Part A are entitled to reimbursement of the costs of such medicines from the social medical fund in accordance with relevant regulations in China. Patients purchasing medicines included in Part B are required to pay a predetermined proportion of the costs of such medicines.

      The medicines to be included in the Insurance Catalogue are selected by the Chinese government authorities based on the factors including treatment requirements, frequency of use, effectiveness and price. Medicines included in the Insurance Catalogue are subject to price control by the Chinese government. The Insurance Catalogue is revised every two years. In connection with each revision, the relevant provincial drug authority collects proposals from relevant enterprises before organizing a comprehensive appraisal. The SFDA then makes the final decision on any revisions based on the preliminary opinion suggested by the provincial drug administration.

      Certain medicine products sold in China, primarily those included in the Insurance Catalogue and those whose production or trading will constitute monopolies, are subject to price control by the Chinese government. The maximum prices of such medicine products are published by the state and provincial administration authorities from time to time. The prices of other medicines that are not subject to price control are determined by the pharmaceutical manufacturers, subject, in certain cases, to providing notice to the provincial pricing authorities. The upper limit of prices of medicines subject to price control are set by the pricing authorities to create a reasonable profit margin for pharmaceutical enterprises, after taking into account the type and quality of the products, their production costs, the prices of substitute products, and other similar factors.

EMPLOYEES

      Natural Pharmatech currently has 397 full time employees and no part time employees. None of Natural Pharmatech's employees are covered by a collective bargaining agreement. Natural Pharmatech considers relations with its employees to be good.

DESCRIPTION OF PROPERTY

      Natural Pharmatech, either directly or through its subsidiaries, owns the following properties: (1) an office building located at 509 Maoxiang St., Changchun that is approximately 9,333 square meters; (2) a factory located at 509 Maoxiang St., Changchun that is approximately 5,502 square meters; (3) an office building located at 44 Xinghuanan St., Kuaitong, Tongyu that is approximately 2,800 square meters; (4) a factory located at 44 Xinghuanan St., Kuaitong, Tongyu that is approximately 3,331 square meters; (5) a storage facility located at 44


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Xinghuanan St., Kuaitong,  Tongyu that is approximately 2,600 square meters; (6)
approximately 20,836 square meters of vacant land located at 509 Moaxiang St., Changchun; and (7) approximately 20,832 square meters of vacant land located at 44 Xinghuanan St., Kuaitong, Tongyu. All of the above properties are located in the Jilin Province, China.

LEGAL PROCEEDINGS

      Natural Pharmatech is not currently a party to, nor is any of its property currently the subject of, any pending legal proceeding.

DIRECTORS AND EXECUTIVE OFFICERS

      The following are the names and certain information regarding Global Pharmatech's Directors and Executive Officers following the acquisition of Natural Pharmatech:

      ----------------------------------------------------------------------
              NAME      AGE                    POSITION
      ----------------------------------------------------------------------
      Xiaobo Sun         47  President, Chief Executive Officer and Director
      ----------------------------------------------------------------------
      Lianqin Qu         49  Chairman of the Board of Directors
      ----------------------------------------------------------------------
      Tom Du             49  Director and Chief Technology Officer
      ----------------------------------------------------------------------
      Zongsheng Zhang    33  Chief Financial Officer
      ----------------------------------------------------------------------
      Zhuojun Li         25  Secretary
      ----------------------------------------------------------------------

      Pursuant to the Company's bylaws, directors are elected at the annual meeting of stockholders and each director holds office until his successor is elected and qualified. Officers are elected by the Board of Directors and hold office until an officer's successor has been duly appointed and qualified unless an officer sooner dies, resigns or is removed by the Board. There are no family relationships among any of the Company's directors and executive officers.

BACKGROUND OF EXECUTIVE OFFICERS AND DIRECTORS

      XIAOBO SUN, PH.D., PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR. Xiaobo Sun is the President of Natural Pharmatech (Jilin China) Co., Ltd. From 2002 to May 2004, Dr. Sun worked as a Senior Director, R&D, Hutchison Medipharma -- a Hutchison Whampoa Company. From 1999 to 2002, Dr. Sun was was the President of the JATCM, a Traditional Chinese Medicine research institute with over 700 scientists, physicians and employees. Dr. Sun is a well known scientist in Chinese pharmaceutical industry, regulatory and medical communities. He has worked as an expert consultant for the State Food and Drug Administration
(SFDA), Chinese regulatory authority. Dr. Sun is also a member of various national scientific and technology committees. In addition, Dr. Sun has published five books and over 90 articles in national scientific journals in China and Dr. Sun is an associate editor of several Chinese medical journals.

      LIANQIN QU, CHAIRMAN OF THE BOARD OF DIRECTORS. Ms. Qu is currently the Chairwoman and General Manager at Dongyuan Investment Consultancy, H.K. Limited in Hong Kong. She has held her current position Since August 9, 2001. From December 12, 1999 to December 30, 2003, she was Chairwoman and General Manager of Jilin Dongyuan Strategy Consulting Co., Ltd., located in Jilin province, Northeast part of China. Over the past five years, she worked as a financial advisor for both Jilin Province Huinan Changlong Bio-pharmacy Co., Ltd. and Changchun Da Xing Pharmaceutical Company Ltd.

      TOM DU, M.D., PH.D., DIRECTOR OF THE BOARD AND CHIEF TECHNOLOGY OFFICER. Dr. Du is currently Vice President, Regulatory Affairs, for Humphairs Industries Ltd., a global pharmaceutical consulting company. Dr. Du has held this position since October 2004. Prior to join Humpharis, Dr. Du worked as Senior Director, Clinical and Regulatory Affairs, for Hutchison Medipharma, a Hutchison Whampoa Company from 2002 to July 2004. From 2001 to 2002, Dr. Du worked as Acting Managing Director, China operation at Ingenix Pharmaceutical Services, a UnitedHealth Group Company. From 1994 to 2000, Dr. Du worked as a reviewing officer for the U.S. Food and Drug Administration.

      ZONGSHENG ZHANG, CHIEF FINANCIAL OFFICER. Since 2004, Mr. Zhang has been the managing partner of Jilin Hua An CPA firm. He also serves as the independent director of Daxing Pharmaceutical Company Ltd., a Hong Kong


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

listed company, and China Oil Jilin Engineering Limited, a China listed Company. From 1999 to 2003, Mr. Zhang was the managing partner in Shenzhen Tian Qing CPA firm and Jilin Lian Da CPA firm. Between 1994 and 1999, Mr. Zhang was a project manager, and eventually was promoted department manager and then a managing partner in Changchun China CPA firm. In the past ten years, Mr. Zhang has provided auditing services for over 1000 companies and organizations including China Merchant Bank in North East provinces of China, Chang Chun Ou Ya Group, Chang Chun Oriental First Transmission Corporation and many other China public listed enterprises. He has also provided financial advisory services to Natural Pharmatech (Jilin China) Co., Ltd, a wholly owned subsidiary of Global Pharmatech.

      ZHUOJUN LI, SECRETARY. From September 2001 to present, Mr. Li was the Secretary of Dongyuan Investment Consultancy H.K. Limited in Hong Kong. From September 1999 to August 2001, Mr. Li was a student at Seneca College in Canada, where he earned a degree in Computer Science.

EMPLOYMENT AGREEMENTS AND DIRECTOR COMPENSATION

      On February 8, 2005, the Company entered into an Executive Employment Contract with Xiaobo Sun, pursuant to which Xiaobo Sun has agreed to act as the Company's Chief Executive Officer, President and as a member of the Company's Board of Directors. Xiaobo Sun's salary under the Executive Employment Contract is US$5,000 per month. In addition, the Company agreed to grant Xiaobo Sun an option to purchase 200,000 shares of the Company's common stock under the terms of an applicable stock option plan then in effect, upon the achievement of working goals as determined by the Board. During his term of employment, unless the relevant competition is made known to the public and (if required) approved by relevant regulatory authorities, Xiaobo Sun has agreed not to engage in any business in competition with the Company, or seek any position from any company or individual who competes in business with the Company or any subsidiary or branch of the Company. Xiaobo Sun has also agreed to certain confidentiality covenants regarding information obtained of the Company and any of its subsidiaries and branches. The Executive Employment Contract may be terminated upon any of the following events, unless otherwise determined by the Board of
Directors: (a) Xiaobo Sun is prohibited by any laws, regulations or rules from acting in any of his positions or he is no longer qualified to act in any position; (b) Xiaobo Sun is unable to perform his duties for a period of three months due to health reasons; (c) Xiaobo Sun commits a material breach and/or repeated and/or continual breach of his obligations under the Executive Employment Contract; (d) Xiaobo Sun is guilty of any serious misconduct or serious neglect in the discharge of his duties; (e) Xiaobo Sun's actions or omissions bring the name or reputation of the Company or any subsidiary or branch of the Company into serious disrepute or prejudice; (f) Xiaobo Sun is or becomes of unsound mind or becomes a patient for the purpose of any laws relating to mental health; (g) Xiaobo Sun is sued for criminal liability or convicted of any criminal offense other than an offense which in the reasonable opinion of the Board of Directors does not affect his position with the Company;
(h) Xiaobo Sun is removed from his position by the Board of Directors; (i) Xiaobo Sun leaves the service of the Company in accordance with the Company's Certificate of Incorporation; or (j) Xiaobo Sun fails to attend three consecutive meetings of the Board of Directors. There is no expiration date of the Executive Employment Agreement.

      On February 8, 2005, the Company entered into an Executive Services Contract with Lianqin Qu, pursuant to which Lianqin Qu has agreed to act as a Director and Chairperson of the Company's Board of Directors. Lianqin Qu's salary under the Executive Services Contract is US$3,000 per month. In addition, the Company agreed to grant Lianqin Qu an option to purchase 100,000 shares of the Company's common stock under the terms of an applicable stock option plan then in effect, upon the achievement of working goals as determined by the Board. During the term of Madam Qu's appointment, unless the relevant competition is made known to the public and (if required) approved by relevant regulatory authorities, she has agreed not to engage in any business in competition with the Company, or seek any position from any company or individual who competes in business with the Company or any subsidiary or branch of the Company. Lianqin Qu has also agreed to certain confidentiality covenants regarding information obtained of the Company and any of its subsidiaries and branches. The Executive Services Contract may be terminated upon any of the following events, unless otherwise determined by the Board of Directors: (a) Lianqin Qu is prohibited by any laws, regulations or rules from acting in any of her positions or she is no longer qualified to act in any position; (b) Lianqin Qu is unable to perform her duties for a period of three months due to health reasons; (c) Lianqin Qu commits a material breach and/or repeated and/or continual breach of her obligations under the Executive Services Contract; (d) Lianqin Qu is guilty of any serious misconduct or serious neglect in the discharge of her duties; (e) Lianqin Qu's actions or omissions bring the name or reputation of the

Company or any subsidiary or branch of the Company into serious disrepute or prejudice; (f) Lianqin Qu is or becomes of unsound mind or becomes a patient for the purpose of any laws relating to mental health; (g) Lianqin Qu is sued for criminal liability or convicted of any criminal offense other than an offense which in the reasonable opinion of the Board of Directors does not affect her position with the Company; (h) Lianqin Qu is removed from her position by the Board of Directors; (i) Lianqin Qu leaves the service of the Company in accordance with the Company's Certificate of Incorporation; or (j) Lianqin Qu fails to attend three consecutive meetings of the Board of Directors. There is no expiration date of the Executive Services Agreement.

      On February 8, 2005, the Company entered into an Executive Employment Contract with Zhuojun Li, pursuant to which Zhuojun Li has agreed to act as the Company's Corporate Secretary. Zhuojun Li's salary under the Executive
Employment Contract is RMB2,500 per month. In addition, the Company agreed to grant Zhuojun Li an option to purchase 10,000 shares of the Company's common stock under the terms of an applicable stock option plan then in effect, upon the achievement of working goals as determined by the Board. During his term of employment, unless the relevant competition is made known to the public and (if required) approved by relevant regulatory authorities, Zhuojun Li has agreed not to engage in any business in competition with the Company, or seek any position from any company or individual who competes in business with the Company or any subsidiary or branch of the Company. Zhuojun Li has also agreed to certain confidentiality covenants regarding information obtained of the Company and any of its subsidiaries and branches. The Executive Employment Contract may be terminated upon any of the following events, unless otherwise determined by the Board of Directors: (a) Zhuojun Li is prohibited by any laws, regulations or rules from acting in any of his positions or he is no longer qualified to act in any position; (b) Zhuojun Li is unable to perform his duties for a period of three months due to health reasons; (c) Zhuojun Li commits a material breach and/or repeated and/or continual breach of his obligations under the Executive Employment Contract; (d) Zhuojun Li is guilty of any serious misconduct or serious neglect in the discharge of his duties; (e) Zhuojun Li's actions or omissions bring the name or reputation of the Company or any subsidiary or branch of the Company into serious disrepute or prejudice; (f) Zhuojun Li is or becomes of unsound mind or becomes a patient for the purpose of any laws relating to mental health; (g) Zhuojun Li is sued for criminal liability or convicted of any criminal offense other than an offense which in the reasonable opinion of the Board of Directors does not affect his position with the Company;
(h) Zhuojun Li is removed from his position by the Board of Directors; (i) Zhuojun Li leaves the service of the Company in accordance with the Company's Certificate of Incorporation; or (j) Zhuojun Li fails to attend three consecutive meetings of the Board of Directors. There is no expiration date of the Executive Employment Agreement.

      On February 8, 2005, the Company entered into an Executive Employment Contract with Zongsheng Zhang, pursuant to which Zongsheng Zhang has agreed to act as the Company's Chief Financial Officer. Zongsheng Zhang's salary under the Executive Employment Contract is RMB4,000 per month. In addition, the Company agreed to grant Zongsheng Zhang an option to purchase 20,000 shares of the Company's common stock under the terms of an applicable stock option plan then in effect, upon the achievement of working goals as determined by the Board. During his term of employment, unless the relevant competition is made known to the public and (if required) approved by relevant regulatory authorities, Zongsheng Zhang has agreed not to engage in any business in competition with the Company, or seek any position from any company or individual who competes in business with the Company or any subsidiary or branch of the Company. Zongsheng Zhang has also agreed to certain confidentiality covenants regarding information obtained of the Company and any of its subsidiaries and branches. The Executive Employment Contract may be terminated upon any of the following events, unless otherwise determined by the Board of Directors: (a) Zongsheng Zhang is prohibited by any laws, regulations or rules from acting in any of his positions or he is no longer qualified to act in any position; (b) Zongsheng Zhang is unable to perform his duties for a period of three months due to health reasons;
(c) Zongsheng Zhang commits a material breach and/or repeated and/or continual breach of his obligations under the Executive Employment Contract; (d) Zongsheng Zhang is guilty of any serious misconduct or serious neglect in the discharge of his duties; (e) Zongsheng Zhang's actions or omissions bring the name or reputation of the Company or any subsidiary or branch of the Company into serious disrepute or prejudice; (f) Zongsheng Zhang is or becomes of unsound mind or becomes a patient for the purpose of any laws relating to mental health;
(g) Zongsheng Zhang is sued for criminal liability or convicted of any criminal offense other than an offense which in the reasonable opinion of the Board of Directors does not affect his position with the Company; (h) Zongsheng Zhang is removed from his position by the Board of Directors; (i) Zongsheng Zhang leaves the service of the Company in accordance with the Company's Certificate of Incorporation; or (j) Zongsheng Zhang fails to attend three consecutive meetings of the Board of Directors. There is no expiration date of the Executive Employment Agreement.

      On February 14, 2005, the Company entered into a Director and Chief Technology Officer Service Contract with Tom Du, pursuant to which Mr. Du has agreed to act as the Company's Chief Technology Officer and as a member of the Company's Board of Directors. Mr. Du's salary under the Director and Chief Technology Officer Service Contract is US$4,000 per month. In addition, the Company agreed to grant Mr. Du an option to purchase 50,000 shares of the Company's common stock under the terms of an applicable stock option plan then in effect, upon the achievement of working goals as determined by the Board. During his term of employment, Mr. Du agreed not to engage in any business that individually develops any of the products developed by the Company, including all products approved by the SFDA, products marketed by the Company prior to, during, or under development during the employment period. Mr. Du has also agreed to certain confidentiality covenants regarding information obtained of the Company and any of its subsidiaries and branches. The Director and Chief Technology Officer Service Contract may be terminated upon any of the following events, unless otherwise determined by the Board of Directors: (a) Tom Du is prohibited by any laws, regulations or rules from acting in any of his positions or he is no longer qualified to act in any position; (b) Mr. Du is unable to perform his duties for a period of three months due to health reasons; (c) Mr. Du commits a material breach and/or repeated and/or continual breach of his obligations under the Director and Chief Technology Officer Service Contract;
(d) Mr. Du is guilty of any serious misconduct or serious neglect in the discharge of his duties; (e) Mr. Du's actions or omissions bring the name or reputation of the Company or any subsidiary or branch of the Company into serious disrepute or prejudice; (f) Mr. Du is or becomes of unsound mind or becomes a patient for the purpose of any laws relating to mental health; (g) Mr. Du is sued for criminal liability or convicted of any criminal offense other than an offense which in the reasonable opinion of the Board of Directors does not affect his position with the Company; (h) Mr. Du is removed from his position by the Board of Directors; (i) Mr. Du leaves the service of the Company in accordance with the Company's Certificate of Incorporation; or (j) Mr. Du fails to attend three consecutive meetings of the Board of Directors. In addition, Mr. Du may terminate the Director and Chief Technology Officer Service Contract with one-month notice for good cause arising from impossibility of performance and/or conflict of interest. There is no expiration date of the Director and Chief Technology Officer Service Contract.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The Company has not entered into any transaction during the last two years and the Company has not proposed any transaction to which it was or is to be a party, in which any of the following persons had or is to have a direct or indirect material interest:

      -     Any director or executive officer of the Company;
      -     Any nominee for election as a director;
      - Any security holder named in the "Security Ownership of Certain Beneficial Owners and Management" section below; and
      - Any member of the immediate family (including spouse, parents, children, siblings, and in-laws) of any such person.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information, as of February 9, 2005 with respect to the beneficial ownership of the outstanding common stock by (i) any holder of more than five (5%) percent; (ii) each of the Company's executive officers and directors; and (iii) the Company's directors and executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned.

                                               Common Stock           Percentage of
Name of Beneficial Owner (1)              Beneficially Owned (2)     Common Stock (3)
---------------------------------------------------------------------------------------
Xiaobo Sun                                               0                     *
Zongsheng Zhang                                          0                     *
Zhuojun Li                                         487,500                  2.8%
Tom Du                                                   0                     *
Donguyan Investment, H.K. Limited (4)            1,024,687                  5.9%
Donghai Zhang                                    1,024,686                  5.9%
Qu Lianqin (5)                                   1,024,687                  5.9%
Yuqi Li                                          1,121,664                  6.5%
Dachun Xu                                          934,720                  5.4%
Yunpeng Min                                        934,720                  5.4%
Yingli Di                                          934,720                  5.4%
---------------------------------------------------------------------------------------
All officers and directors as a group            1,512,187                  8.7%
(5 persons)

*     Less than 1%

(1) Except as otherwise indicated, the address of each beneficial owner is c/o Global Pharmatech, Inc., 89 Ravine Edge Drive, Richmond Hill, Ontario, Canada L4E 4J6.
(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to the shares shown. Except where indicated by footnote and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of voting securities shown as beneficially owned by them.
(3)   Based on 17,394,333 shares outstanding.
(4) Qu Lianqin may be deemed to be the control person of Donguyan Investment Consultancy, H.K. Limited.
(5) Shares are owned by Donguyan Investment Consultancy, H.K. Limited, of which Qu Lianqin is a control person.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Financial statements of businesses acquired.

      To be filed by amendment no later than 71 calendar days after February 9, 2005.

(b)   Pro forma financial information.

      To be filed by amendment no later than 71 calendar days after February 9, 2005.

(c)   Exhibits.

EXHIBIT
NUMBER                                DESCRIPTION
--------------------------------------------------------------------------------
10.1 Share Purchase Agreement, dated as of January 24, 2005, by and among Autocarbon, Inc., Natural Pharmatech, Inc. and the shareholders of Natural Pharmatech, Inc. (Incorporated by reference to the Company's Form 8-K filed with the Securities and Exchange Commission on January 28, 2005)
10.2     Executive Employment Agreement dated February 8, 2005 with Xiaobo Sun
10.3     Executive Services Agreement dated February 8, 2005 with Lianqin Qu
10.4     Executive Employment Agreement dated February 8, 2005 with Zhuojun Li
10.5     Executive  Employment  Agreement  dated February 8, 2005 with Zongsheng
         Zhang
10.6 Director and Chief Technology Officer service contract dated February 14, 2005 with Tom Du

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           GLOBAL PHARMATECH, INC.


Date: February 15, 2005                    /s/ Xiaobo Sun
                                           -------------------------------------
                                           Xiaobo Sun
                                           President and Chief Executive Officer